                                                                   EXHIBIT 10.3


                             VOID AFTER 5:00 P.M.,
                    NEW YORK CITY TIME, ON NOVEMBER 3, 2000.


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


NO. W-003

                   SERIES C WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            DECORA INDUSTRIES, INC.



         This is to Certify that, FOR VALUE RECEIVED, ROBERT W. JOHNSON IV, his heirs, executors, personal representatives and assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Series C Warrant ("Warrant"), from Decora Industries, Inc., a Delaware corporation (the "Company"), 1,700,000 shares of fully paid and nonassessable shares of common stock of the Company, par value $0.01 per share ("Common Stock"), at a price of $0.78 per share (the "Initial Exercise Price") at any time during the period from the date hereof to November 3, 2000 (the "Expiration Date"), but not later than 5:00 p.m., New York City Time, on the Expiration Date, provided that this Warrant shall be exercisable only (i) if at any time the Note (as hereinafter defined) is paid in full by the Company; or (ii) if after May 3, 1998, the Company has not paid the Note in full. Notwithstanding the foregoing, this Warrant shall not be exercisable if at any time the Holder exercises its conversion rights under the Note. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as the "Series C Warrant Shares" and the exercise price of each share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

         (a) EXERCISE OF WARRANT. This Warrant may be exercised by the Holder in whole or in part at any time or from time to time on or after the date hereof and until the Expiration Date, or if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Series C Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Series C Warrant Shares. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Certificates for the shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) days, after rights represented by this Warrant shall have been exercised.

         (b) SHARES TO BE FULLY PAID: RESERVATION OF SHARES. The Company covenants and agrees:

                 (1) that all Series C Warrant Shares shall, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

                 (2) without limiting the generality of the foregoing, that the Company will, from time to time, take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective Exercise Price per share of the Series C Warrant Shares;

                 (3) that, during the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

                 (4) that the Company will take all such action as may be necessary to assure that the Series C Warrant Shares may be issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or the National Association of Securities Dealers Automatic Quotation ("NASDAQ") system upon which any capital stock of the Company may be listed, provided the Holder provides the Company with such information as the Company shall reasonably request and that is necessary to comply with the requirements of any such exchange or system;

                 (5) that no person has any preemptive or other right with respect to the issuance of this Warrant or any Series C Warrant Shares; and

                 (6) that the Company will not take any action which would result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of all warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of any Options (as hereinafter defined) and upon conversion of all Convertible Securities (as hereinafter defined) then outstanding, would exceed the total number of shares of Common

         Stock then authorized by the Company's certificate of incorporation (as then amended or restated). In the event any stock or securities of the Company other than the Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (1) through (6) of this Section (b) as though such clauses applied to such other shares or securities then issuable upon the exercise hereof.

         (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                 (1) If the Common Stock is listed on a domestic securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system;

                 (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., or any similar successor organization, on the last business day prior to the date of exercise of this Warrant; or

                 (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.
This Warrant is freely transferable and may be assigned or hypothecated from the date hereof. Upon surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in the Assignment Form and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. Furthermore, Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant, including, without limitation, all the obligations imposed upon the Holder by Section (m) hereof. In addition, the holder of this Warrant, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant is registered as the absolute, true and lawful owner for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

         (f) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

                 (1) Issuance of Common Stock. If and whenever after the date hereof the Company shall issue or sell (or be deemed to issue or sell as provided hereunder) any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale (other than shares of Common Stock issued pursuant to this Warrant, the Series A and Series B Warrants as amended by the Company and the Holder on even date herewith and the Company's Amended Convertible Negotiable Promissory Note of even date herewith (the "Note"), the shares issued as a closing fee with respect to the Note and the shares issued as interest for the Note), then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price, calculated to the nearest cent, determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price and (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

                          (i) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise), after the date hereof, any rights to subscribe for or to purchase, or any options for the purchase of (such rights or options being herein called "Options"), Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such options or upon conversion or exchange of such Convertible Securities (determined as provided in the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of granting such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (A) the sum of (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (2) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (3) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of all such Convertible Securities (to the extent not counted in clause (2) above) and upon the conversion or exchange of all such Convertible Securities into Common Stock, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options; the consideration received or receivable by the Company shall in each case be determined in accordance with Section (f)(l)(v) hereof. Except as otherwise provided in Section (f)(1)(iii) hereof, no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                          (ii) Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell, after the date hereof, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined as provided in the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (A) except as otherwise provided in Section (f)(1)(iii) below, no adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (B) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to Section
                 (f)(1)(i) hereof, no further adjustment of the Exercise Price shall be made by reason of such issue or sale. The price per share for which Common Stock is issuable, as referred to in the preceding sentence, shall be determined by dividing (A) the sum of (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (2) the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities into Common Stock, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities; the consideration received or receivable by the Company shall in each case be determined in accordance with Section (f)(l)(v) hereof.

                          (iii) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any outstanding Option referred to in Section (f)(1)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any outstanding Convertible Securities referred to in Section (f)(1)(i) or (f)(1)(ii) hereof, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any Option referred to in Section
                 (f)(1)(i) hereof prior to the exercise thereof or the termination of any right to convert or exchange any Convertible Securities referred to in Section (f)(1)(i) or
                 (f)(l)(ii) hereof prior to the exercise of such rights, the Exercise Price then in effect hereunder shall forthwith be increased (but in no case shall such Exercise Price be increased to a price greater than the Initial Exercise Price) to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding for the purposes of any calculation under Section (f)(1)(i) or (f)(1)(ii) hereof. If the purchase price provided for in any Option referred to in Section (f)(1)(i) hereof or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities issuable upon the exercise of any such Options or upon the conversion or exchange of any Convertible Securities referred to in Section (f)(1)(ii) hereof and still outstanding shall decrease, or the number of shares of Common Stock issuable upon conversion or exchange of any such Convertible Securities shall increase, at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Exercise Price then in effect hereunder shall forthwith be adjusted to the Exercise Price which would have obtained had sections (f)(l)(i) and (f)(l)(ii) hereof and the provisions of this Section (f)(l)(iii) never been given effect in relation to such Option or Convertible Securities and had the Exercise Price been adjusted pursuant to Section (f)(1) hereof at the time of delivery of such shares of Common Stock based on the consideration received (or deemed received under Section
                 (f)(l)(v) hereof) for such Common Stock, determined as of the date of such delivery, provided that such adjustment of the Exercise Price shall be made only if as a result thereof the Exercise Price then in effect hereunder is thereby reduced.

                          (iv) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration for purposes of the calculations to be made under this Section (f). If the Company shall at any time prior to the expiration of this Warrant declare a dividend payable in cash on its Common Stock and at substantially the same time offer its stockholders a right to purchase Common Stock from the proceeds of such dividend or for an amount substantially equal to such dividend, then, in such case, all Common Stock so issued shall, for purpose of this Warrant, be deemed to have been issued as a stock dividend.

                          (v) Consideration for Securities. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold by the Company for cash, the consideration received therefor shall be deemed to be the amount received by the Company thereof, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof). In case any Common Stock, Option or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation) the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof) of such portion of the assets and business of the non-surviving corporation as such Board may determine to be attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock equal to the number of shares of Common Stock used for computing the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of transaction of all such stock or securities of the other corporation received by the holders of the capital stock of the Company or by the Company and if such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, for purposes of Section (f)(4) hereof shall be made after giving effect to such adjustment of the Exercise Price.

                          (vi) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                          (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition or reissuance of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Section (f).

                 (2) Liquidating Dividends. The Company will not declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and otherwise than in Common Stock, unless the Company shall pay over to the Holder, on the dividend payment date, the cash, stock or other securities and other property that the Holder would have received if the Holder had exercised this Warrant in full to purchase Common Stock and had been the record holder of such Common Stock on the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined reasonably and in good faith by the Board of Directors of the Company.

                 (3) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                 (4) Merger, Sale, Reorganization, Reclassification, or Consolidation. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and Series C Warrant Shares issuable, upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the rights represented hereby (including an immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of common stock of the successor or surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common

         Stock of the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor or surviving corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the Holder hereof at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than fifty percent (50%) of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person (as hereinafter defined) having made such offer or with any Affiliate (as hereinafter defined) of such Person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise of this Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Holder hereof had been, at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise of this Warrant. As used in this Section (f)(4), the term "Person" shall include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                 (5) Notice of Adjustment. Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Series C Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, to be mailed to the Holder of this Warrant at the Holder's last address appearing in the Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                 (6)      Other Notices.  In case at any time:

                          (i) the Company shall declare any cash dividend upon its Common Stock;

                          (ii) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the holders of its Common Stock;

                          (iii) the Company shall offer for subscription to the holders of any of its Common Stock any additional shares of stock of any class or other rights;

                          (iv) there shall be any capital reorganization, reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

                          (v) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                          (vi) there shall be any subdivision or combination of the outstanding shares of Common Stock into, respectively, a greater or lesser number of shares of Common Stock;

         then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) above shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                 (7) Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which in the opinion of either the Board of Directors of the Company or the holders of a majority of the warrants outstanding at such time of which this Warrant forms a part the other provisions of this Section (f) are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors and the holders of a majority of the warrants outstanding at such time of which this Warrant forms a part shall mutually agree upon an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Section (f) except in the event of an increase in option price, additional consideration or conversion rate as contemplated by Section
         (f)(1)(iii) hereof, or a combination of shares of the type contemplated in Section (f)(3) hereof and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section
         (f)(1)(iii) or Section (f)(3) hereof.

                 (8)      Share Adjustment.   Whenever the Exercise Price
         payable upon exercise of any Warrant is adjusted pursuant to Sections
         (f)(1), (f)(3), (f)(4), (f)(7) and (f)(9) hereof, the number of Series C Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Series C Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                 (9) Minimum Adjustment. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Section (f)(9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or liquidating dividends referred to hereinabove in this Section (f) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) hereof and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

         (h)     REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                 (1) Piggyback Registration. The shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the New York Martin Act, as amended, or under the laws of any other state. If the Company proposes to register any security under the Securities Act on any registration form (otherwise than for the registration of securities to be offered and sold pursuant to (i) an employee benefit plan, (ii) a dividend or interest reinvestment plan, (iii) other similar plans or (iv) reclassifications of securities, mergers, consolidations and acquisitions of assets on Form S-4 or any successor thereto) prescribed by the Securities and Exchange Commission (the "Commission") permitting a secondary offering or distribution, not less than sixty days prior to each such registration, the Company shall give to the holders of the Warrants or Series C Warrant Shares written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of any holder of a Warrant or Series C Warrant Shares given within thirty (30) days after the date of any such notice, proceed to include in such registration such shares of Common Stock as have been requested by any such holder to be included in such registration. Any holder of a Warrant or Series C Warrant Shares shall in its request describe briefly the proposed disposition of such shares of Common Stock. The Company will in each instance use its best efforts to cause any Series C Warrant Shares (the holders of which shall have so requested registration thereof) to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered. The Company agrees that any Series C Warrant Shares so registered shall be offered on terms no less favorable than those applicable to the shares offered by the Company or other selling stockholders.

                 If the managing underwriter, who shall be selected by the Company to manage the distribution of the shares of Common Stock being registered, advises the Company in writing that, in its opinion, the inclusion of the shares of Common Stock requested to be included in such registration by a holder of a Warrant or Series C Warrant Shares with the securities being registered by the Company and other prospective sellers would have a materially adverse affect on the distribution of all such securities, then (i) the Company shall include in such registration the Series C Warrant Shares on a pari passu basis with shares of other selling stockholders or (ii) any holder of a Warrant or Series C Warrant Shares may, at its sole option, delay its offering and sale for a period not to exceed 120 days after the effective date of such registration as such managing underwriter shall reasonably request. In the event of such delay, the Company shall use its best efforts to effect any registration or qualification under the Securities Act and the securities or blue sky laws of any jurisdiction as may be necessary to permit such prospective seller to make its proposed offering and sale following the end of such period of delay.

                 The holder of a Warrant or Series C Warrant Shares who has requested shares of Common Stock to be included in a registration pursuant to this Section (h)(1) by acceptance hereof or thereof, agrees to execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such holder and (ii) in customary form.

                 Nothing in this Section (h)(1) shall be deemed to require the Company to proceed with any registration of its securities after giving the notice herein provided.

                 (2) Demand Registration. At any time that the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the holders of Warrants and the holder of any Series C Warrant Shares may, on up to two (2) separate occasions, require the Company to effect the registration of the Series C Warrant Shares pursuant to the provisions of this Section (h)(2). If the holders of Warrants and the holders of any Series C Warrant Shares representing a total of more than fifty percent (50%) of the shares of Common Stock issuable upon the exercise of the Warrants shall give notice to the Company to the effect that such holders intend to (i) transfer all or any part of the Series C Warrant Shares or (ii) exercise all or any part of the Warrant and transfer all or any part of the Series C Warrant Shares under such circumstances that a public distribution (within the meaning of the Securities Act) of the Series C Warrant Shares will be involved, and the aggregate number of Series C Warrant Shares to be transferred as described in the foregoing clauses (i) and (ii) is equal to at least twenty-five percent (25%) of the aggregate number of Series C Warrant Shares then issuable upon exercise of Warrants, then the Company shall, within thirty (30) days after receipt of such notice, file a registration statement pursuant to the Securities Act to the end that such shares may be sold under the Securities Act as promptly as is practicable thereafter and the Company will use its best efforts to cause any such registration statement to become effective and to keep the prospectus included therein current for 135 days after the effective date thereof or until the distribution shall have been completed, whichever first occurs; provided that such holders shall furnish the Company with appropriate information (relating to the intention of such holders) in connection therewith as the Company may reasonably request in writing. If at the time the Company receives notice pursuant to this Section
(h)(2) it would be impossible or impracticable to include the Company's most recent fiscal year-end financial statements as the most recent certified financial statements required to be included therein and provided that the Company is not then in default on its obligations under Article VI of the Purchase Agreement, the Company's obligation to effect a registration pursuant to this Section (h)(2) shall be suspended until the Company's next fiscal year-end financial statements must be filed with the Commission in accordance with the Commission's rules. The managing underwriter for any offering made pursuant to this Section (h)(2) shall be selected by the holders of a majority of the Warrants or Series C Warrant Shares requiring registration hereunder, subject to the consent, not unreasonably withheld, of the Company.

                 (3) Registration and Qualification Procedures. Whenever the Company is required by the provisions of this Section (h) to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as is possible:

                          (i) prepare and file with the Commission a registration statement with respect to such securities;

                          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the seller of such securities shall desire to sell the same; provided, however, that the Company shall have no obligation to file any amendment or supplement at its own expense more than nine (9) months after the effective date of such registration statement;

                          (iii) furnish to each seller such number of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as each seller may reasonably request in order to facilitate the sale or other disposition of the securities owned by such seller in conformity with
         (A) the requirements of the Securities Act and (B) the seller's proposed method of distribution;

                          (iv) register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as each seller shall reasonably request, and do such other reasonable acts and things as may be required of it to enable each seller to consummate the sale or other disposition in such jurisdictions of the securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdictions, (B) qualify as a dealer in securities, or (C) in the case of a registration described in Section (h)(1) hereof, register or qualify at its own expense securities of such seller in any jurisdiction not described in the notice of the Company referred to in the first paragraph of Section
         (h)(1) hereof, in any case in order to accomplish any of the foregoing;

                          (v) furnish, at the request of any seller on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the seller of such securities may reasonably request and are customarily included in such opinions, at such times as such opinions are customarily given, and (B) letters dated, respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the seller making such request, covering such financial, statistical and accounting matters with respect to the registration statement in respect of which such letters are being given as the seller of such securities may reasonably request and are customarily included in such letters and at such times as such letters are customarily given;

                          (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, but not later than sixteen (16) months after the effective date of the registration statement, an earnings statement covering a period of at least twelve (12) months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                          (vii) enter into and perform an underwriting agreement with the managing underwriter, if any, selected as provided in Section (h) hereof, as the case may be, containing customary terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, representatives, warranties, covenants, indemnities, terms and conditions; and

                          (viii) keep each seller advised in writing as to the initiation and progress of any registration under Section (h) hereof, as the case may be.

                 (4) Allocation of Expenses. If the Company is required by the provisions of Section (h) hereof to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Series C Warrant Shares, the Company will pay all expenses in connection therewith, including, without limitation, (i) all expenses incident to filing with the National Association of Securities Dealers, Inc., (ii) registration or listing fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, (v) expenses of any special audits incident to or required by any such registration or qualification, (vi) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter, (vii) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification and (viii) stamp and stock transfer taxes; provided, however, the Company shall not be liable for any discounts or commissions to any underwriter.

                 (5) Indemnification. In connection with any registration or qualification of securities under Section (h) hereof, the Company hereby indemnities the Holder and the holders of any Series C Warrant Shares and each underwriter thereof, including each person, if any, who controls the Holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon (i) any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular or other similar document (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto); (ii) any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based solely upon information furnished in writing to the Company by the Holder or any such stockholder or underwriter expressly for use therein. The Company and each officer, director and controlling person of the Company or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act are hereby indemnified by the Holder and by the holders of any shares of Common Stock issuable upon the exercise hereof against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or are based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission, was based solely upon information furnished in writing to the Company by the Holder or any such stockholder expressly for use therein; provided, however, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this sentence shall not apply to the extent that any loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Common Stock concerned to such person if it is determined that it was the responsibility of the Company or any of its directors, officers or agents, or any underwriter to provide such Person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

                 Promptly upon receipt by a party indemnified under this Section (h)(5) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section (h)(5), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party, unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

                 If the indemnification provided in this Section (h)(5) shall for any reason be unenforceable by an indemnified party, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses with respect to which such indemnified party has claimed indemnification, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as other relevant equitable considerations. The Company, each Holder and each holder of Series C Warrant Shares issued upon the exercise hereof agree that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                 Each Holder of this Warrant and each holder of Series C Warrant Shares issued upon the exercise hereof and bearing the legend required by Section (1) hereof, by acceptance hereof or thereof, as the case may be, agrees to the indemnification provisions of this Section (h).

         (i) LISTING. If any Series C Warrant Shares required to be reserved for issue upon the exercise hereof require registration with or approval of any governmental authority under any federal or state law, or listing on any domestic securities exchange or the NASDAQ system, before such shares may be issued upon such exercise or conversion, as the case may be, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved or listed on the relevant domestic securities exchange or system, as the case may be.

         (j) CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any Series C Warrant Shares in any manner which interferes with the timely exercise of this Warrant.

         (k) INVESTMENT REPRESENTATIONS. The Holder, by acceptance hereof, and with reference to this Warrant and the shares of Common Stock issuable upon exercise of this Warrant, represents and warrants to the Company that: the Holder is acquiring such securities for investment and not with a view to or in connection with any offering or distribution, and the Holder has no present intention of selling or otherwise disposing of such securities.

         (l) SECURITIES LEGEND. This Warrant as well as, if necessary, the securities issued in the event of the exercise of this Warrant for shares of Common Stock, will bear substantially the following legend:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE."


         (m) TRANSFERABILITY. Any Series C Warrant Shares acquired hereunder can be sold or disposed of when the Company shall have received a copy of an opinion of counsel to the Holder (which opinion is reasonably acceptable to the Company) which states that the sale or other disposition thereof may be effected without registration under the Securities Act in accordance with any rules or regulations promulgated thereunder then obtaining to which such shares are subject; provided, that any such sale or disposition is made in accordance with the terms of the opinion of counsel.

         (n) DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Warrant are inserted for convenience of reference only and do not constitute a part of this Warrant.

         (o) LEGAL EFFECT. This warrant is being executed and delivered within the State of New York and shall be construed and enforced in accordance with the laws of such State.


                                            DECORA INDUSTRIES, INC.



                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------


Dated:   November 3, 1995

                                 PURCHASE FORM



         The undersigned hereby irrevocably elects to exercise the within Series C Warrant to the extent of purchasing ________ shares of Common Stock and hereby makes payment of $___________ in payment of the actual exercise price thereof, and requests that the certificates for such shares be issued in the name of and be delivered to:


Name:
     --------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        -----------------------------------------------------------------------
                  (Please typewrite or print in block letters)


and if such shares shall not be all of the shares purchasable hereunder, that a new warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.



                                           ------------------------------------
                                           Signature


Dated:
      ---------------------------

                                ASSIGNMENT FORM



         FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers unto:


Name:
     --------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        -----------------------------------------------------------------------
                  (Please typewrite or print in block letters)

the right to purchase Common Stock represented by this Series C Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



                                           ------------------------------------
                                           Signature


Dated:
      ---------------------------